SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 27, 2009
VULCAN MATERIALS COMPANY
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	001-33841 (Commission File Number)	20-8579133 (IRS Employer Identification No.)
1200 Urban Center Drive
Birmingham, Alabama 35242
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code:
(205) 298-3000
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (b) On March 27, 2009, Mac Badgett, Senior Vice President, Construction Materials, announced his intention to retire from the Company effective July 1, 2009. A press release regarding Mr. Badgett’s retirement is attached.

Item 9.01.	Financial Statements and Exhibits.
     (c) Exhibits:

Exhibit No.	Description

99.1	Press Release dated March 30, 2009.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vulcan Materials Company
Date: April 1, 2009	By:	/s/ Robert A. Wason IV
Robert A. Wason IV

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